Exhibit 99.2

1 REINVENTING AUDIO May 2022 NASDAQ: AUUD

AUDDIA | DISCLAIMER

The information in this material is provided for general information purposes only and does not take into account the investment objectives, financial situation and particular needs of any individual or entity.

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 about our current expectations about future results, performance, prospects and opportunities of Auddia Inc. ("Auddia" or the "Company"). Statements that are not historical facts, such as "anticipates," "believes" and "expects" or similar expressions, are forward-looking statements. These forward-looking statements are based on the current plans and expectations of management and are subject to a number of uncertainties and risks that could significantly affect the Company's current plans and expectations, as well as future results of operations and financial condition. These and other risks and uncertainties are discussed more fully in our filings with the Securities and Exchange Commission. Readers are encouraged to review the section titled "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2021, as well as other disclosures contained in the Annual Report and subsequent filings made with the Securities and Exchange Commission. Forward-looking statements contained in this announcement are made as of this date and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Unless otherwise indicated, information contained in this presentation concerning Auddia's industry and markets in which it operates, including its general expectations and market opportunity and market size, is based upon information from various sources, including independent industry publications in presenting information. Auddia makes no representations as to the accuracy, timeliness, suitability, completeness, or relevance of any information prepared by any unaffiliated third party and takes no responsibility therefore. The data presented herein were obtained from various third-party sources. While we believe the data to be reliable, no representation is made as to, and no responsibility, warranty or liability is accepted for the accuracy or completeness of such information.

Auddia has also made assumptions based upon such data and other similar sources, and on Auddia's knowledge of and its experience to date in the markets for its product candidates. This information involves a number of assumptions and limitations and you are cautioned not to give undue weight to such estimates. The industry in which Auddia operates is subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by Auddia.

This presentation uses Auddia's trademarks and trade names such as "faidr" and "Vodacast." This presentation also includes trademarks, trade names and service marks that are the property of other organizations. Solely for convenience, trademarks and tradenames referred to in this presentation appear without ® and ™ symbols, but those references are not intended to indicate that Auddia will not assert to the fullest extent under applicable law, its rights, or that the applicable owner will not assert its rights to these trademarks and trade names. Auddia does not intend to use or display of other companies' trade names or trademarks to imply a relationship with, or endorsement or sponsorship of Auddia by any other companies.

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3 NASDAQ: AUUD (1) Podcast Insights: 2021 Podcast Stats & Facts (New Research From Jan 2021) & Grand View Research: Podcasting Market Size Worth $6 0.50 Billion By 2027 | CAGR: 27.5% AUDDIA | OVERVIEW faidr App • Personalize AM/FM radio streams for the 1 st time • Net new revenue to Radio - 2x over ad revenue/listener • 220M radio listeners & 141M audio subscribers 1 Vodacast App • Podcasts with extra digital content & options to avoid ads • Podcasters with access to digital & subscription revenue • 116M podcast listeners 2 2 Edison Research & Triton Digital: The Infinite Dial 2021 NASDAQ: AUUD 1 Nielsen, Total Audience Report, March 2021

4 NASDAQ: AUUD MAKE RADIO YOURS NASDAQ: AUUD

5 NASDAQ: AUUD Average US adult spends 1:26:22 per day listening to AM/FM radio 3 Radio reaches 83% of US adults on a weekly basis 4 3 eMarketer https://www.emarketer.com/content/us - time - spent - with - media - 2021?ecid=NL1001 4 Nielsen Audio https://www.statista.com/statistics/252185/radios - weekly - reach - in - the - us - by - age - and - gender/ RADIO | IMPRESSIVE REACH NASDAQ: AUUD

6 NASDAQ: AUUD There are approximately 16.7 minutes of commercials per hour 5 5 S&P Global https://www.spglobal.com/marketintelligence/en/news - insights/blog/average - ad - rates - for - major - us - radio - networks - declin ing - in - 2020 RADIO | THE PROBLEMS NASDAQ: AUUD

7 NASDAQ: AUUD Today’s listeners are forced to choose between streamers or radio. Between personalization or local content . NASDAQ: AUUD RADIO | THE PROBLEMS

8 NASDAQ: AUUD FAIDR | THE SOLUTION NASDAQ: AUUD • Any streaming AM/FM radio station • A.I. identifies interruptions and switches automatically • Allows high value local content to play • DJ discussions, concerts & festivals, weather • Listening is personalized • content switching, on - demand requests, preferred content

9 NASDAQ: AUUD FAIDR | THE COMPETITION AD - FREE LOCAL CONTENT PERSONALIZED LOCAL CONTENT A.I. ENABLED RADIO

10 NASDAQ: AUUD WXYZ Public Stream Ad Break A.I. Engine News Music Comedy FAIDR | THE BASICS NASDAQ: AUUD Manual Controls Music Discovr Announced April 27, 2022. Expected in Q3. AND MORE

11 NASDAQ: AUUD FAIDR | INTELLECTUAL PROPERTY • Proprietary Technology • Artificial Intelligence Platform • Broadcast Audio NASDAQ: AUUD

12 NASDAQ: AUUD FAIDR | MARKET OPPORTUNITY • 220M radio listeners • $0 subscription revenue • 141M audio subscribers • $13.4B subscription revenue Sources: Nielsen Audio, Billboard Business: Are We Reaching Peak Streaming Subscriptions?; eMarketer: Number of Paid digital Aud io Subscribers Rising;

13 NASDAQ: AUUD FAIDR | LIKELIHOOD TO PURCHASE potential subscribers 68.2M Extremely 7% Very 8% Extremely 12% Very 13% Source: Company analysis using Harris Insights and Analytics LLC Data, March 2019 220M 141M

14 NASDAQ: AUUD FAIDR | PRICING NASDAQ: AUUD maximize market share Sources: Van Westendorp's Price Sensitivity Meter is a standard market technique for determining consumer price preferences. Price $5 $11 $7 $6 $8 $9 $10 maximize revenue Optimal Monthly Price (market share) Optimal Monthly Price (revenue) Time

15 NASDAQ: AUUD FAIDR | PRODUCT STATUS Available radio stations 5,200+ monthly active users 42 , 230 installs, as of 5.19.22 30 , 000 cost per install (CPI)* $3.31 *Average over past 3 weeks

16 NASDAQ: AUUD FAIDR | GO TO MARKET STRATEGY STRATEGY & TACTICS: Direct - to - consumer acquisition focus, leveraging paid digital channels. Q3 REPORTING METRICS: • MAU Growth • Initial Usage • Initial Subscription Conversion

17 NASDAQ: AUUD FAIDR | PRODUCT EVOLUTION NASDAQ: AUUD A.I. Enabled Music Stations PRODUCT VISION: Deliver a seamless and modern audio - streaming experience through a combination of A.I. - supported and manual controls, ever - expanding content choices, and live radio. COMPLETED Faidr DJ A.I. Enabled Talk & Sports Stations IN PROGRESS Discovr Artists Podcasts R&D On - demand Content KEY FEATURES

18 NASDAQ: AUUD Immersive Podcasting. NASDAQ: AUUD

19 NASDAQ: AUUD VODACAST | THE OPPORTUNITY • Podcasting has been exploding • Apps provide minimal value to podcasters • Podcast - listening experience on top apps lacks interactivity Sources: Edison Research & Triton Digital: The Infinite Dial 2021 $842.3M AD REVENUE 116M MONTHLY LISTENERS

PODCASTING | M&A ACTIVITY

Acquirer	Target	Price
Spotify	Megaphone	$235M
	Gimlet	$200M
	The Ringer	$200M
	Anchor	$150
	Joe Rogan	$100M
	Podz	$53M
	Parcast	$56M
	Whooshkaa, Podsights, Chartable	*Undisclosed*
SiriusXM Satellite Radio	Stitcher & Midroll	$325M
	Simplecast	$28M
	99% Invisible	*Undisclosed*
iHeart Radio	HowStuffWorks	$55M
	Voxnest	*Undisclosed*
amazon	Wondery	$300M
	Smartless	$70M

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21 NASDAQ: AUUD VODACAST | THE APP • Digital content feed correlated to the podcast audio tells deeper stories • Access to podcaster’s branded digital content in one place • On ramp to social feeds to discuss, share, create and discover audio content • Multiple payment options to listen commercial free & access bonus content

22 NASDAQ: AUUD VODACAST | REVENUE FOR PODCASTERS Digital Ads Subscriptions Micro Payments Donations Ad Marketplace 25% Increase on CPM 2X to 3X Increase over ad revenue 5X Increase over ad revenue Podcasters keep 100% Eliminates commissions to audio ad sales networks

23 NASDAQ: AUUD VODACAST | THE COMPETITION EPISODE FEEDS LOCAL CONTENT BRAND PAGES MICRO PAYMENTS COMMENTS / POLLS

24 NASDAQ: AUUD VODACAST | GO TO MARKET STRATEGY IMMERSE YOURSELF vodacast Direct - to - consumer acquisition focus, leveraging paid digital channels.

25 NASDAQ: AUUD VODACAST | PRODUCT STATUS all - time retention 27% monthly active users 16 , 374 downloads, as of 5.1.22 4 , 058 feed engagement* 94% *on episodes with feed content available

26 NASDAQ: AUUD AUDDIA | LEADERSHIP Founder & Executive Chair | Jeff Thramann Serial entrepreneur with multiple successful exits. Inventor with more than 130 U.S. and international patents. Graduate of US Military Academy and Cornell University Medical College. CEO | Michael Lawless Veteran of multiple software startups, leading R&D and operations. Emphasis on technology development for consumer products. Graduate of US Air Force Academy and University of Dayton. CTO | Peter Shoebridge Technologist with 35 years of software and Internet product development across multiple industry sectors. Founder and CEO of Blue Yonder Gaming. Educated in London, England. CFO | Brian Hoff Extensive experience in leading high growth accounting and finance teams at STACK Infrastructure and Coalfire. Certified public accountant and BS from The University of Colorado.

AUDDIA | INDEPENDENT BOARD OF DIRECTORS

Founder & Executive Chair | **Jeff Thramann**

CEO | **Michael Lawless**

Independent Directors

Steve Deitsch

CFO, Paragon28 | BioScrip | Coalfire | Zimmer

Tim Hanlon

Founder/CEO, Vertere Group | Velociter | VivaKi Ventures

Tom Birch

CEO, Lakes Media LLC | Birch/Scarborough | Birch Radio

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28 NASDAQ: AUUD AUDDIA | FINANCIAL HIGHLIGHTS Balance Sheet Highlights (Unaudited) April 30, 2022 Cash and Cash Equivalents $3,774,516 Total Debt $ - Market Data May 2, 2022 Price $2.04 52 Week Range $1.44 - $9.30 Average Volume (3 month) ~210 K Market Capitalization $24.5 M Common Shares Outstanding 12.5 M Large Equity Holders Jeff Thramann 1,731,859 shares 13.8% of outstanding shares Founder, Executive Chairman Rick Minicozzi 1,750,450 14.0% Investor

29 AUDDIA | KEY TAKEAWAYS 1 | Industry Firsts • AM/FM radio with personalized content and no commercials • Podcasts with interactive digital feed that supports deeper stories and delivers digital revenue to podcasters 2 | Highly Differentiated • Both radio and podcast listening experiences • Strong IP on key AI product capabilities 3 | Relevant Offerings • Large, rapidly growing, high - purchase - intent audience • Attractive margins that scale • Near term catalysts NASDAQ: AUUD

30 THANK YOU Auddia Jeff Thramann , Founder and Chairman jthramann@auddia.com Michael Lawless, CEO mlawless@auddia.com Ph: 303.219.9771 Investor Relations Kirin Smith, President ksmith@pcgadvisory.com Ph: 646.823.8656 www.auddia.com www.faidr.com www.vodacast.com